UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2015

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)
(224) 405-0900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On October 20, 2015, Discover Financial Services (the “Company”) released financial information with respect to the quarter ended September 30, 2015. Copies of the press release, financial data supplement and financial results presentation containing this information are attached hereto as exhibits and incorporated herein by reference.

The information contained in Exhibit 99.1 and Exhibit 99.2 shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in Exhibit 99.3 is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated October 20, 2015 containing financial information for the quarter ended September 30, 2015
99.2	Financial Data Supplement of the Company for the quarter ended September 30, 2015
99.3	Financial Results Presentation of the Company for the quarter ended September 30, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: October 20, 2015	By:	/s/ D. Christopher Greene
Name: D. Christopher Greene
Title: Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated October 20, 2015 containing financial information for the quarter ended September 30, 2015
99.2	Financial Data Supplement of the Company for the quarter ended September 30, 2015
99.3	Financial Results Presentation of the Company for the quarter ended September 30, 2015